EXHIBIT 99.1

CleanSpark Reports First Quarter Fiscal 2026 Results

CleanSpark Delivers $181 Million in Q1 Revenue, Strengthens Balance Sheet,

and Advances Multi-Gigawatt AI Infrastructure Platform

Secures up to 890 MW of New Utility-Grade Power Capacity and Expands

AI-Ready Site Portfolio Across Texas and Georgia

LAS VEGAS, February 5, 2026 -- CleanSpark, Inc. (Nasdaq: CLSK) ("CleanSpark" or the "Company"), today reported financial results for the quarter ended December 31, 2025.

“CleanSpark exited the quarter with one of the strongest balance sheets in our sector and a power and land portfolio that is increasingly scarce,” said Matt Schultz, CleanSpark’s CEO and Chairman. “We strengthened our financial foundation, secured up to 890 megawatts of high-quality utility potential capacity in the Houston region, and materially advanced our Sandersville site with the acquisition of an additional 122-acre parcel as we progress toward AI tenancy. Importantly, this expansion is being funded from a position of strength. Our scaled bitcoin mining operations continue to generate durable cash flows, and those cash flows are now being redeployed into long-duration infrastructure opportunities that we believe can drive significant shareholder value over time."

“CleanSpark is no longer a single-track business,” said Gary Vecchiarelli, President and CFO. “We are building an infrastructure platform with multiple, independently valuable earnings streams, all anchored by scarce, utility-grade power. Bitcoin mining generates the cash flow, AI infrastructure monetizes the assets over the long term, and our Digital Asset Management function optimizes capital and liquidity across cycles. This approach gives us flexibility and provides the framework to allocate capital where returns are most attractive, a combination we believe is increasingly rare in today’s market.”

Financial Highlights: First Quarter Fiscal Year 2026

Financial Results for the Three Months Ended December 31, 2025

•
Quarterly revenues were $181.2 million, an increase of $18.9 million, or 11.6%, from $162.3 million for the same prior fiscal quarter.
•
Net loss for the three months ended December 31, 2025, was ($378.7 million) or ($1.35) per basic share, compared to net income of $246.8 million or $0.85 per basic share, for the same prior year period.
•
Adjusted EBITDA(1) decreased to ($295.4) million from $321.6 million from the same period a year ago.

Balance Sheet Highlights as of December 31, 2025

Assets

•
Cash: $458.1 million
•
Bitcoin: $1.0 billion
•
Total Current Assets: $1.5 billion
•
Total Mining Assets (including prepaid deposits and deployed miners): $867.4 million
•
Total Assets: $3.3 billion

Liabilities and Stockholders' Equity

•
Current Liabilities: $139.5 million
•
Total Long-Term Debt, net of debt discount and issuance costs: $1.8 billion
•
Total Liabilities: $1.9 billion

•
Total Stockholders' Equity: $1.4 billion

The Company had working capital of $1.3 billion as of December 31, 2025.

1 See “Non-GAAP Measure” and the related reconciliation below

Investor Conference Call and Webcast

The Company will hold its fiscal Q1 2026 earnings presentation and business update for investors and analysts today, February 5, 2026, at 4:30 p.m. ET / 1:30 p.m. PT.

Webcast URL: https://clsk.news/q1fy26call

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (Nasdaq: CLSK), is a market-leading data center developer with a proven track record of success. We control a portfolio of more than 1.8 GW of power, land, and data centers across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence, and capital stewardship, we optimize our infrastructure to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by producing a global emerging critical resource – compute – positions us to prosper in an ever-changing world.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company's evolving business strategy to expand into the market for high-performance computing ("HPC") and artificial intelligence ("AI") and other expectations, beliefs, plans, intentions, and strategies, including the benefits of the Company's treasury management activities. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the risk that the electrical power available to the Company's facilities does not increase as expected; the success of the Company's bitcoin mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which the Company operates, including the volatility of BTC prices; increasing difficulty rates for bitcoin mining; bitcoin halving; our ability to execute on our business strategy, including our ability to diversify and expand into the market for HPC and AI solutions and data centers; our limited experience with respect to new markets we are entering, including the market for HPC and AI services; our ability to compete with our new HPC and AI services competitors; new or additional governmental regulation; the impacts of evolving global and U.S. trade policies and tariff regimes, including that there is uncertainty as to whether the Company will face materially increased tariff liability in respect of miners purchased since 2024 and in the future; the impact of the CEO transition on relationships with vendors, regulators, employees and investors and the ability of the new CEO to execute on the Company's strategies; the Company's ability to complete a definitive agreement to fully establish the partnership with Submer; the anticipated delivery dates of new miners; the Company's ability to successfully complete acquisitions, including integration risks relating to completed and potential acquisitions and the ability to successfully deploy new miners; dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized, including in respect of the new markets that the Company seeks to enter; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in those filings. Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States ("GAAP"). The Company's non-GAAP "Adjusted EBITDA" excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company's share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company's general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company's ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company's future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from its calculation of adjusted EBITDA, but has determined such items are part of the Company's normal ongoing operations and will no longer be excluding them from its calculation of adjusted EBITDA.

Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company's core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management's internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing the Company's performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate the Company's bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company's bitcoin-related revenue.

The Company's adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company's industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company's consolidated financial statements, which have been prepared in accordance with GAAP.

CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value and share amounts)

	December 31, 2025	September 30, 2025
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$458,097	$42,966
Restricted cash	3,192	3,490
Prepaid expense and other current assets	35,121	11,875
Bitcoin - current	830,073	966,829
Receivable from bitcoin collateral	144,163	294,648
Derivative investments	—	233
Total current assets	$1,470,646	$1,320,041

Bitcoin - noncurrent	$171,924	$222,614
Property and equipment, net	1,358,477	1,363,681
Operating lease right of use assets	3,807	4,254
Intangible assets, net	4,907	5,849
Deposits on miners and mining equipment	130,159	112,037
Other long-term assets	54,601	23,497
Goodwill	131,658	131,658
Total assets	$3,326,179	$3,183,631

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$22,116	$15,159
Accrued liabilities	103,689	117,544
Other current liabilities	11,160	6,096
Current portion of debt	2,532	176,570
Dividends payable	—	396
Total current liabilities	$139,497	$315,765
Long-term liabilities
Long-term debt, net of current portion, debt discount and debt issuance costs	1,786,759	644,586
Deferred income taxes	13,457	44,872
Other long-term liabilities	4,210	3,281
Total liabilities	$1,943,923	$1,008,504

CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (continued)

(in thousands, except par value and share amounts)

	December 31, 2025	September 30, 2025
	(Unaudited)
Stockholders’ equity
Preferred stock; $0.001 par value; 10,000,000 shares authorized:
Series A shares; 2,000,000 authorized; 1,750,000 issued and outstanding (liquidation preference $0.02 per share)	2	2
Common stock; $0.001 par value; 600,000,000 shares authorized; 298,114,889 and 296,087,533 shares issued; 255,749,498 and 284,327,598 shares outstanding, respectively	298	296
Additional paid-in capital	2,494,831	2,445,723
Accumulated deficit	(504,605)	(125,894)
Treasury stock at cost; 42,365,391 and 11,759,935 shares held, respectively	(608,270)	(145,000)
Total stockholders’ equity	1,382,256	2,175,127

Total liabilities and stockholders’ equity	$3,326,179	$3,183,631

CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended December 31,
	2025	2024
Revenues, net
Bitcoin mining revenue, net	$181,180	$162,306

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization)	95,621	70,290
Professional fees	5,406	3,885
Payroll expenses	23,785	20,869
General and administrative expenses	15,442	10,054
Gain on disposal of assets	(223)	(791)
Loss (gain) on fair value of bitcoin, net	246,832	(218,206)
Depreciation and amortization	106,311	66,229
Indirect tax contingency expenses	3,162	—
Impairment expense - fixed assets	1,398	—
Total costs and expenses	$497,734	$(47,670)

(Loss) income from operations	(316,554)	209,976

Other (expense) income
(Loss) gain on bitcoin collateral	(103,620)	42,493
Gain on derivative securities, net	11,795	3,622
Interest income	2,185	1,476
Interest expense	(3,696)	(1,559)
Other expense	(236)	—
Total other (expense) income	$(93,572)	$46,032

(Loss) income before income tax (benefit) expense	(410,126)	256,008
Income tax (benefit) expense	(31,415)	9,217
(Loss) income from operations	$(378,711)	$246,791

Net (loss) income	$(378,711)	$246,791

Preferred stock dividends	—	5,141

Net (loss) income attributable to common shareholders	$(378,711)	$241,650

Other comprehensive income, net of tax	—	32

Total comprehensive (loss) income attributable to common shareholders	$(378,711)	$241,682

CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME (continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended December 31,
	2025	2024
(Loss) income from continuing operations per common share - basic	$(1.35)	$0.85

Weighted average common shares outstanding - basic	281,474,949	284,549,900

(Loss) income from continuing operations per common share - diluted	$(1.35)	$0.83

Weighted average common shares outstanding - diluted	281,474,949	291,887,141

CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

($ in thousands)	For the Three Months Ended December 31,
Reconciliation of non-GAAP Adjusted EBITDA	2025	2024
Net (loss) income	$(378,711)	$246,791
Depreciation and amortization	106,311	66,229
Share-based compensation expense	12,132	3,021
Gain on derivative securities, net	(11,795)	(3,622)
Interest income	(2,185)	(1,476)
Interest expense	3,696	1,559
Other income	236	—
Indirect tax contingency expenses	3,162	—
Gain on disposal of assets	(223)	(791)
Income tax (benefit) expense	(31,415)	9,217
Fees related to financing & business development transactions	202	373
Litigation & settlement related expenses	1,745	348
Severance and other	32	—
Impairment expense - fixed assets	1,398	—
Non-GAAP Adjusted EBITDA*	$(295,415)	$321,649

* We have not excluded our Loss (gain) on fair value of bitcoin, net totaling a loss of $246,832 and a gain of $218,206 in the three months ended December 31, 2025 and 2024, respectively, or our (Loss) gain on bitcoin collateral totaling a loss of $103,620 and a gain of $42,493 in the three months ended December 31, 2025 and 2024, respectively, which we record in our Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income as provided in ASC 350-60 and discussed in the Form 10-K.

Investor Relations Contact
Harry Sudock
702-989-7693
ir@cleanspark.com

Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com